Fulton Financial Corporation

Charles J. Nugent
Senior Executive Vice President/
Chief Financial Officer

Safe Harbor Statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Fulton Financial Profile

- **Regional financial holding company** (formed in 1982)
- **11 bank subsidiaries; 3 financial services subsidiaries**
- **$7.7 billion in assets** (Rank: 58th)
- **$1.8 billion in market cap** (Rank: 51st)
- **3rd largest commercial bank headquartered in Pennsylvania**
- **Lead bank founded in 1882**

What have we accomplished?

- 19 consecutive years of record earnings
- 9.4% compounded annual growth rate in earnings per share
- 27 consecutive years of dividend increases
- 10.2% compounded annual growth rate in dividends per share -- July 2001 cash dividend payment was 11.6% higher than April 2001
- Proven business model
- Consistent high performance

How have we performed?
(2000)

- **1.66% Return on Assets — Rank: 16th**
  - 1.60% (nine months ended 9/30/01)
- **16.6% Return on Equity — Rank: 39th**
  - 15.5% (nine months ended 9/30/01)
- **10.0% Leverage Capital Ratio — Rank: 8th**
  - 9.3% (at 9/30/01)

Rankings vs. Top 100 Banks for 2000

Source: SNL Financial Datasource

Our top priorities

- Sustaining strong earnings growth
- Maintaining high credit quality
- Creating financial success with clients
- Creating career success with our employees
- Enriching the communities we serve
- Growing non-interest income

Stock Performance (1982 - 9/30/01)

- WITHOUT dividend reinvestment:
  15% compounded annual rate of return
- WITH dividend reinvestment:
  19% compounded annual rate of return

Assets by Affiliate

(as of 9/30/01, in thousands)

Fulton Bank	$ 3,416,000
Lafayette Ambassador Bank	949,000
Lebanon Valley Farmers Bank	677,000
Woodstown National Bank	508,000
Hagerstown Trust	431,000
The Bank of Gloucester County	431,000
FNB Bank, N.A.	311,000
Skylands Community Bank	292,000
Delaware National Bank	291,000
Swineford National Bank	280,000
The Peoples Bank of Elkton	97,000

Where are we located?


Pennsylvania
New Jersey
Maryland
Delaware
Washington
Cecil
Camden
Gloucester
Salem
New Castle
Cape May
The Bank of Gloucester County
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Skylands Community Bank
Swineford National Bank
Woodstown National Bank

Drovers Bancshares Corporation

- Drovers & Mechanics Bank
- $820 million in assets
- Based in York, PA
- 10.8% market share in York County
- 16 branches in three counties

Resulting in:

- Broader geographic coverage of south central PA
- Operating efficiencies
- Enhanced revenue growth

Sovereign branches

- Fulton Financial purchased 18 branches in Delaware, New Jersey and Pennsylvania
- Deposits: $300 million
- Loans: $ 50 million
- Enabled us to extend franchise into Wilmington market

Our market position

- 1st, 2nd or 3rd in 11 of 30 counties
- Hold 17.5% of potential market in the top 11 counties
- Average market share in the top 11 counties: 22%

Source: FDIC

Market Demographics

For the counties in which Fulton Financial has a banking presence:

- In New Jersey, Delaware and Maryland, the anticipated average population growth of these counties exceeds that of each of these states as a whole.
- In Pennsylvania, these counties, on average, exceed the state in all demographic areas.

County Population Growth
1990 to 2000


Source: Federal Reserve Bank, Third District
Above 20%
10 - 20%
0 - 10%
Below 0%

Building on our key strengths

- Sound risk management
- Strong capital position
- Independent network of community banks/ decentralized operating philosophy
- Coordinated product development process
- Bank stock portfolio
- Common technology/operations platform and investment/trust services platform
- Well-developed acquisition strategy
- Talented and dedicated employees

Building on our strengths

- Sound risk management

=

- Limited exposure to loss

Net Charge-Offs to Average Loans


1.0
0.8
0.6
0.4
0.2
0.0
90
92
94
96
98
00
9/01
Top 50
Peer
FFC
0.52
0.38
0.20

Source: SNL Financial Datasource

Non-Performing Assets to Total Assets



1.8
1.4
1
0.6
0.2
Top 50
Peer
FFC
0.70
0.59
0.44
89
90
91
92
93
94
95
96
97
98
99
00
9/01

Source: SNL Financial Datasource

Loan Diversification



27%
30%
16%
27%
Consumer Loans
Residential Mortgage
Commercial Loans
Commercial Mortgage

Experience of our Lenders

- The officers who oversee all lending have each worked in this capacity at Fulton for more than 20 years.
- This consistency should enable Fulton Financial to maintain its high asset quality in the future.

Credit Approval Process

- Conservative credit culture
- Committee approval process
- Low individual lending authorities
- Local boards involved
- Fulton Bank board provides added experience
- Affiliate lender participation
- Active participation of Loan Review personnel in the risk rating process
- Experienced lending personnel and active management of committee process

Summary of Larger Loans

- Only 22 relationships with commitments to lend greater than $20 million
- Maximum individual commitment of $30 million
- Average commercial loan commitment is $550,000
- No nationally syndicated credits
- Loans and corresponding relationships are within Fulton's geographical market area

Commercial Loan Concentration by Industry (as of 9/30/01)

Industry	%
Services	15.5
R/E - Rental	14.6
Manufacturing	11.2
Construction	11.1
Retail	9.6
Wholesale	7.9
Health Care	7.1
Agriculture	6.5
R/E - Subdividers	5.3
R/E - Holding	4.4
Transportation	3.5
Other	2.2
Financial Services	1.1

Net Interest Margin



5.00
4.50
4.00
3.50
3.00
90
92
94
96
98
00
9/01
Fulton
Peer
Top 50
4.23
4.10
3.81

Source: SNL Financial Datasource

Interest Rate "Shocks"

- **Impact on Net Interest Income:**

Rate Change	NII Change (Annual)	% Change
+300 bp	- $ 6.5 million	- 2.0%
+200 bp	- $ 6.5 million	- 2.0%
+100 bp	- $ 0.5 million	- 0.2%
-100 bp	- $ 6.5 million	- 2.0%
-200 bp	- $ 10.9 million	- 3.4%
-300 bp	- $ 21.9 million	- 6.9%

6 Month Cumulative Gap: 1.01

Source: FFC Asset/Liability Modeling

Building on our Strengths

- Strong Capital Position

=

- Capital for growth, acquisitions, share buyback programs

Capital (At September 30, 2001)

- Total Capital (GAAP): $806 million
- Total Risk-based Capital: $777 million
- Ratios:
  - Total RB Capital 13.7%
  - Tier 1 RB Capital 12.5%
  - Leverage Capital 9.3%

Leverage Capital

Optimal Minimums:

- **Total Capital** — **$700 million**
- **Leverage Ratio:** — **8.0%** (approx.)

- **Excess Capital:** — **$100 MILLION**

Building on our strengths

- Independent community banks and decentralized operating philosophy

=

- Customer retention

Survey Results

- **96%** of customers were
  Extremely or Very Satisfied with their Fulton Financial affiliate bank

Building on our strengths

- Coordinated product development

=

- Continued non-interest income growth

Centralized products

- Residential Mortgages
- Investment Management
- Brokerage Services
- Non-property and casualty insurance (whole life, term life, long-term care)
- On-line banking through the Internet
- Debit/Credit cards
- Cash management
- Specialized lending (leasing and indirect)
- International Services

Other Income (YTD 9/30/01)

	2001	2000	$	%
		(dollars in thousands)		
Invt Mgt & Trust	$ 20,405	$ 15,934	$ 4,471	28%
Service Charges	10,457	9,245	1,212	13%
Overdraft Fees	8,316	6,168	2,148	35%
Mort. Sales & Serv.	8,108	2,617	5,491	210%
Cash Mgt Fees	4,428	3,723	705	19%
Success Card Fees	2,876	2,426	450	19%
Merchant Fees	2,831	2,222	609	27%
Other Special Fees	7,112	6,436	676	11%
Total	$ 64,533	$ 48,771	$ 15,762	32%

Other Income of Selected Affiliates

BANK	Nine Mos. Ended 9/30 2001	2000	Increase
Delaware	$1,424	$ 939	51.7%
Lafayette Ambassador	5,147	4,045	27.2
Gloucester	2,455	1,960	25.3
Skylands	1,094	884	23.8
Hagerstown	3,156	2,609	21.0
Woodstown	2,118	1,796	17.9

** Excludes mortgage sale gains.*

Growth in Other Income



100.0
80.0
60.0
40.0
20.0
0.0
10.6%
13.3%
10.4%
10.6%
13.4%
14.3%
27.0%
95
96
97
98
99
00*
01*

YTD September; Actual

Budget for 2001

* Restated for Drovers Bancshares

Investment Management & Trust Services


36.0
30.0
24.0
18.0
12.0
6.0
0.0
13.2%
22.1%
26.8%
18.0%
50.0%
1997
1998
1999
2000*
2001*
YTD September; Actual
Budget for 2001

* Restated for Drovers Bancshares

Fulton Financial Advisors, N.A.

- Established May 1, 2000
- Consolidated investment and trust business of all affiliate banks

Resulting in:

- Consistent sales and relationship management philosophy
- Centralized product development and marketing
- Focus on fee revenues
- Added ability to cross-sell products across affiliate banks

Fulton Financial Advisors, N.A.

When formed: (May 1, 2000)

$3.0 billion; $1.7 billion in assets under management

Currently: (September 30, 2001)

$4.5 billion; $3.2 billion in assets under management
(includes assets of Dearden, Maguire, Weaver and Barrett)

Products and Services

- Trusts
- Asset Management
- Retirement Services
- Brokerage
- Insurance
- Corporate Trust
- Cash Management
- Private Banking

Dearden, Maguire, Weaver and Barrett, Inc.

- Acquired in January 2001
- Based in Montgomery County, PA; offices in West Conshohocken and Pottstown, PA; Haddonfield, NJ

Provides Fulton with:

- Expanded investment reach in southeastern PA and southern NJ
- Additional distribution channel for products and services
- Increased fee income
- Greater access to institutional money management opportunities due to DMWB's Registered Investment Advisor (RIA) status

Fulton Mortgage Company

- Established April 2001
- New entity to coordinate residential mortgage lending throughout FFC
  - Expanded, competitive product line to customers of all affiliates
  - In partnership with each affiliate, focused management team on residential mortgages
  - Entry into new markets for FFC

Building on our strengths

- Bank stock portfolio

=

- Additional income source

Securities Gains
(percent contribution to EPS)



9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
90
91
92
93
94
95
96
97
98
99
00
9-01

Building on our strengths

- Common technology and operations

=

- Lower costs

Efficiency Ratio


70.00
65.00
60.00
55.00
50.00
45.00
89
91
93
95
97
99
9/01
Top 50
Peer
FFC
54.5
53.9
53.1

Source: SNL Financial Datasource

Efficiency of Previous Acquisitions

		Efficiency Ratio	
Bank	Year Acquired	Year Acquired	Nine Mos. 9/30/01
Skylands Comm. Bank	2000	55.7	50.7
Lebanon Valley Farmers	1998	57.0	46.1
Delaware National Bank	1995	69.1	61.1
Hagerstown Trust	1994	59.1	55.8

Building on our strengths

- Well-developed acquisition strategy

=

- Continued growth and strong performance

Acquisitions

- Drovers & Mechanics Bank
- 18 Sovereign Bank Branches
- Dearden, Maguire, Weaver and Barrett, Inc.
- Skylands Community Bank
- Ambassador Bank of the Commonwealth
- Lebanon Valley National Bank
- Peoples Bank of Elkton
- Woodstown National Bank & Trust Company
- Bank of Gloucester County
- Delaware National Bank
- Central Pennsylvania Savings Association
- Hagerstown Trust Company
- Denver National Bank
- Great Valley Savings Association
- First National Bank of Danville
- Second National Bank of Nazareth
- Lafayette Trust Bank
- Pen Argyl National Bank
- Swineford National Bank
- Farmers Trust Bank

What do we look for?

- High growth areas
- Strong performance
- Asset quality
- Talented people

New acquisitions

What changes?

- Audit
- Loan review
- Investments
- Asset/liability management
- Operational platform

New acquisitions

What stays the same?

- Bank name
- Board of Directors
- Management team
- Employees

Benefits to new affiliates

- Increased additional non-interest income due to introduction of new products and services
- Additional capital
- Increased lending capacity
- Reduced expenses
- Management focus on growth and customer service
- Proven merger/conversion expertise

Building on our strengths

- Talented and dedicated people

=

- Outstanding customer service
- Superior implementation of Strategic Plan elements

Employee Opinion Survey

- Supervisor's Performance
- Performance Management
- Organizational Leadership
- Sales Orientation
- Quality Customer Service
- Team Orientation
- Pay and Benefits
- Communication

2001 Performance

(Nine Months Ended September 30, 2001)

$1.07	Operating earnings per share* (8.1% increase over 2000)
$0.492	Cash dividend per share (11.8% increase over 2000)
1.60%	ROA*
15.47%	ROE*
53.10%	Efficiency Ratio*

** Excludes merger-related expenses of $6.4 million (net of tax).*

Looking ahead

- Continue to build on our strengths
- Continue to rely on the expertise and skill of our employees
- Stick to banking basics while preparing for the future
- Implement more active capital management
- Enhance customer relationship management efforts

Looking ahead

- Emphasize fee-driven products
  - Mortgage
  - Investment Management & Trust Services
  - Fee Income on deposit accounts
  - Insurance
- Continue to acquire banks that are strong performers in growth areas
- Continue to increase functionality of website for retention of customers
- Continue strategic partnerships for on-line banking, brokerage services, insurance products
- Acquire related businesses

Board of Directors

- Focused on maximizing shareholder value with at least a 10% to 12% annual increase in earnings per share

Where would we like to be?


Pennsylvania
New Jersey
Current Markets
Possible Future Expansion
Delaware
Maryland
Virginia

Fulton Financial Corporation

Rufus A. Fulton, Jr.
Chairman and CEO

R. Scott Smith, Jr.
President and COO

Charles J. Nugent
Sr. Executive Vice President/CFO

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
(717) 291-2411

www.fult.com